NAREIT Presentation June 2015 Exhibit 99.1

Forward Looking Statements

Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws.  Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-
looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements.
While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance.
The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s): (a) relating to the Company’s Investment Highlights, (b) Accretive Acquisition (c) relating to projections of revenues, income or loss, earnings or loss per share, capital expenditures, and growth prospects, (d) about future economic performance, and (e) regarding liquidity and dividends.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, AFFO and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the
Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will in fact transpire.  Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this
Presentation, unless noted otherwise.
Unless otherwise noted in this Presentation, all reported financial data is presented as of the quarter ended March 31, 2015, and all portfolio data is as of June
5, 2015. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.
The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Investment Highlights

1
National Portfolio Targeting Mature, High Growth Markets
2
One of the Leading Owners of Convenience & Gas Retail Outlets, a Stable, yet
Growing Sector
5
Ongoing Process to Repurpose, Reposition, Redevelop Locations to Maximize Value
3
Long-Term, Triple-Net Leases Enhance Cash Flows
4
Emergence of Increasingly Institutional Quality Credit Tenant Base
6
Proven Ability to Successfully Pursue Internal and External Growth in a
Consolidating Sector

National Portfolio

932 properties (826 fee, 106 leased) located in 23 states plus Washington, D.C.
—
98% occupied
—
93%
of
rent
from
core
net-leased
portfolio
/
7%
from
transitional
properties
(1)
1)
Rent figures based on Q1 2015 quarterly results, pro forma for the Company’s recently announced United Oil transaction.  For more information regarding the Company’s core and transitional properties, see the Company’s 10-Q for the quarter ended March 31, 2015.

Investing in Attractive Markets

Focus On Mature, High Growth Markets
—
Significant presence in many of the largest markets in the US
—
Recent acquisition activity in several of the fastest growing regions of the US
Rate of Population Growth (2013 to 2014)
Less than -20

-15

-10

-5

0
0 —
5
5 —
10
10 —
15
15 —
20
Greater than 20
Population Change
Per 1,000 Population
Source: US Census Bureau, 2014 Population Estimates

Property Attributes

Mature, Infill Markets
—
High replacement costs
—
Limited new development, time consuming
zoning restrictions
—
“Grandfathered” use advantage
Prime Locations and Corners
—
Mature transportation grid
—
High daily traffic counts
—
Optimal corners with traffic lights,
high visibility and easy access
—
Close proximity to freeway entrances
or exit ramps
Alternative Use Opportunities
—
Retail, Banking, Service, Restaurant
—
Assemblage, Redevelopment,
Repositioning

Stable
Sector
of
Retail
Market
(1)
6
C-Store revenue has shown consistent growth, while number of units in service has remained largely constant over the last ten years
—
More than 152,000
properties in the industry (83.5% selling fuel)
›
On
average
gasoline
sales
account
for
77%
of
store
sales
and
35%
of
store
profits
(2)
63% of C-Stores owned by single-store operators
(1)
Consumers embracing C-stores
—
Average
C-store
with
fuel
has
around
1,100
customer
visits
per
day
(1)
—
C-stores
are
expanding
offerings
to
become
part
supermarket,
restaurant,
bank
and
drug
store
(1)
—
Growth in foodservice is more than offsetting declines in tobacco sales and modest decreases in fuel volumes
(1)
1)
Source: National Association of Convenience Stores Online.
2)
Source: Future of Fuels Report, 2014.
Growth
in
Number
of
C-Stores
in
US
(1)

A Consolidating Industry

Ability to underwrite unit level & entity
level credit
A source of long-term financing for
operators -
not a competitor
Established record of managing and
remediating environmental concerns in a
highly regulated industry
Proven ability to source off-market
transactions
The Getty Competitive Advantage
The growth and overall health of the
c-store industry as compared to other
sectors of the overall retail market has
resulted in a significant increase
in M&A activity
—
2014 was a record year for industry M&A
activity with more than $8bn of
announced or completed transactions by
volume
(1)
Consolidation coming primarily from:
—
Public and non-traded REITs
—
Public MLPs (single-tax structure, access to
low cost capital)
›
Energy Transfer Partners, Crossamerica
Partners, Global Partners, Sunoco LP
—
Traditional owner/operators
›
Couche-Tard, 7-Eleven
—
Private Equity
1)
Source: Matrix Capital Markets

Accretive Acquisition of 77 Properties

$214.5 million Acquisition of 77 Properties in June 2015
—
Financed with a combination of long-term fixed rate
debt and credit facility borrowings
—
Tenant is United Oil, a leading regional convenience
store and gas station operator
›
Operates ~400 locations in the Western United States
and Colorado
›
Fortress Investment Group portfolio company
—
20 yr. triple-net lease with three 5-year renewal options
Attractive Sites in High Growth Markets
—
Site located in California, Colorado, Washington, Nevada
and Oregon
—
Branded 76, Conoco, Circle K, 7-11 and My Goods
Credit Enhancement
—
Properties supplied with fuel by Philips 66 under a long-
term supply agreement
›
Agreement contains credit enhancement consignment
features

Stable Long-Term Lease Structure
(1)
Long-Term Triple-Net Leases
9
Sustainable cash flows supported by long-term triple net leases
—
Pro
forma
for
the
United
Oil
transaction,
our
rent
weighted
average
lease
term
is
12.4
years
(1)
Majority of triple-net leases have 15 year initial terms
—
Contractual rent increases during initial and renewal terms
—
Credit visibility via station and tenant financial statements
—
80.7% of leases mature in 2025 or beyond
1)
Lease maturity figures based on Q1 2015 quarterly results, pro forma for the Company’s recently announced United Oil transaction.

High-Quality Tenant Base

More
than
55%
of
Getty’s
rental
income
comes
from
high-quality,
credit
worthy
tenants
base
(1)
Noteworthy
Tenants
Tenant
Rank
Status
% of Total
(1)
1
st
NYSE:
GLP
18.0%
2
nd
Fortress Portfolio Company
15.7%
5
th
GPM
Petroleum,
Parent Co., IPO Filed
7.1%
6
th
Crossamerica Partners, Parent Co.,
NYSE:
CAPL
6.9%
8
th
NYSE:
BP
2.8%
9
th
Sunoco LP,
Parent Co., NYSE: SUN
2.3%
11
th
World’s largest C-store chain (more
than 55,800 stores in 16 countries)
1.2%
1)
Rental income percentages based on Q1 2015 quarterly results, pro forma for the Company’s recently announced United Oil transaction.

Stable Balance Sheet
(1)

Revolving Credit Facility
—
$175 million senior unsecured
—
Matures in 2018 and has a one year
extension option
—
LIBOR +195 to 325 based on Company
leverage
Bank Term Loan
—
$50 million senior unsecured
—
Matures in 2020
—
LIBOR +190 to 320 based on Company
leverage
Prudential Term Loan A
—
$100 million senior unsecured
—
Matures in 2021
—
6.0%
Prudential Term Loan B
—
$75 million senior unsecured
—
Matures in 2023
—
5.35%
Credit Statistics
(1)
Debt to Total Capitalization
38%
Net Debt to EBITDA
5.5x
Fixed Charge Coverage
2.7x
Weighted Average Interest Rate
4.6%
Weighted
Average Maturity
5.2 yrs
Variable
Rate
vs.
Fixed
Rate
49% / 51%
1)
Balance sheet overview, credit statistics and debt maturities are pro forma for the Company’s financing transactions completed on
June 2, 2015 and the Company’s recently announced United Oil transaction.
Maturity Schedule
(1)

Enhanced Operating Results

1)
Non-GAAP financial measure.  For a complete definition of AFFO, see the Company’s 10-Q for the quarter ended March 31,
2015.  A reconciliation of net income to AFFO can be found in the appendix to this presentation.
2)
Excludes $0.20 per share of one-time income associated with the bankruptcy of Getty Petroleum Marketing, Inc.
3)
Excludes $0.51 per share of one-time income associated with the bankruptcy of Getty Petroleum Marketing, Inc.
Significant increases in AFFO since 2013
—
Portfolio Repositioning Activities
›
Leasing
›
Dispositions
—
Acquisitions
—
Focus on Cost Controls
Quarterly AFFO per Share
(1)
$0.19
$0.17
$0.06
$0.22
$0.28
$0.30
$0.35
$0.34
$0.33
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
Q1 2013
Q2 2013 (2)
Q3 2013 (3)
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Rising Dividend Reflecting Portfolio Growth

Consistent annual increase in recurring dividends since 2013
—
$0.19 per share in special dividends
›
Litigation settlement
›
Dispositions
Quarterly Dividends Declared per Share
$0.13
$0.13
$0.13
$0.20
$0.20
$0.20
$0.20
$0.20
$0.20
$0.20
$0.22
$0.22
$0.05
$0.14
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Management

David B. Driscoll, Chief Executive Officer, President, Director
—
President and Chief Executive Officer since 2010
—
Director of Getty since May 2007 and Lead Independent Director from April 2008 until February 2010
—
30 years real estate investment banking and capital markets experience Morgan Joseph & Co, ING Barings, Smith Barney
Mark J. Olear, EVP, Chief Operating Officer
—
Executive Vice President and Chief Investment Officer since 2014
—
Previously held various real estate positions with TD Bank, Home Depot, Toys “R” Us and A&P
—
Promoted to Chief Financial Officer in December 2013, Vice President in May 2013 and Treasurer in May 2011
—
Joined in Nov. 2010 as Director of Planning & Corp. Development
—
Previously Vice President of Morgan Joseph; Began career at ING Barings
Christopher J. Constant, VP, Chief Financial Officer
—
Vice President since February 2009 and General Counsel and Secretary since 2008
—
Previously a Partner at Arent Fox LLP specializing in corporate and transactional matters
Joshua Dicker, SVP, General Counsel
—
Executive Vice President since May 2004 and, prior to that, Vice President since 2001
—
Joined in 1984
Kevin C. Shea, EVP

Investment Highlights
1
National Portfolio Targeting Mature, High Growth Markets
2
One of the Leading Owners of Convenience & Gas Retail Outlets, a Stable, yet
Growing Sector
5
Ongoing Process to Repurpose, Reposition, Redevelop Locations to Maximize Value
3
Long-Term, Triple-Net Leases Enhance Cash Flows
4
Emergence of Increasingly Institutional Quality Credit Tenant Base
6
Proven Ability to Successfully Pursue Internal and External Growth in a
Consolidating Sector

Q & A

Appendix

Quarters Ended
3/2013
6/2013
9/2013
12/2013
3/2014
6/2014
9/2014
12/2014
3/2015
Net earnings
$10,350
$12,739
$41,877
$5,045
$9,638
$6,637
$10,235
($3,092)
($1,137)
Depreciation and amortization
2,643
2,409
2,446
2,429
2,323
2,339
3,372
2,515
3,585
Gains on dispositions
(8,432)
(4,174)
(26,975)
(5,924)
(3,153)
(1,217)
(4,146)
(1,702)
126
Impairments
3,984
468
3,265
5,708
1,663
2,014
2,906
14,951
7,913
FFO
$8,545
$11,442
$20,613
$7,258
$10,471
$9,773
$12,367
$12,672
$10,487
Revenue recognition adjustments
(2,383)
(1,361)
(2,203)
(2,432)
(2,248)
(1,576)
(820)
(728)
(579)
Non-cash allowances
0
1,531
0
3,244
836
881
(114)
728
10
Acquisition costs
0
410
66
4
0
26
27
51
0
Non-cash environmental adjustments
275
299
514
(830)
261
1,012
336
(1,319)
1,120
AFFO
$6,437
$12,321
$18,990
$7,244
$9,320
$10,116
$11,796
$11,404
$11,038
WASO
33,397
33,397
33,397
33,397
33,397
33,403
33,417
33,417
33,417
AFFO/Share
$0.19
$0.37
$0.57
$0.22
$0.28
$0.30
$0.35
$0.34
$0.33
Reconciliation of Net Income to AFFO